December 10, 2004
DREYFUS PREMIER EQUITY FUNDS, INC.
DREYFUS PREMIER GROWTH AND INCOME FUND

Supplement to Prospectus
dated February 1, 2004

At a meeting of the Board of Directors of Dreyfus Premier Equity Funds, Inc., on behalf of Dreyfus Premier Growth and Income Fund (the “Fund”), held on December 9, 2004, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) with respect to the Fund and Dreyfus Growth and Income Fund, Inc. (the “Acquiring Fund”). The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”). If the Reorganization is consummated, the Acquiring Fund will be renamed Dreyfus Premier Growth and Income Fund, Inc.

It is currently contemplated that holders of Fund shares as of January 26, 2005 (the “Record Date”) will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about April 7, 2005. If the Plan is approved, the Reorganization will become effective on or about April 18, 2005.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.